EXHIBIT 10.7

NON-QUALIFIED STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made and entered into as of _________ by and between Lightwave Logic, Inc., a Nevada corporation (the “Company”) and _______________ (the “Participant”).

Grant Date: ____________________________________

Exercise Price per Share: __________________________

Number of Option Shares: _________________________

Expiration Date: _________________________________

1.

Grant of Option.

1.1

Grant; Type of Option. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above, at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Lightwave Logic, Inc. 2016 Equity Incentive Plan (the “Plan”). The Option is intended to be a Non-qualified Stock Option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

1.2

Consideration; Subject to Plan. The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.

2.

Exercise Period; Vesting.

2.1

Vesting Schedule. The Option will become vested and exercisable with respect to the __________  Option Shares pursuant to the following vesting schedule until the Option is 100% vested:

__________________

__________________

The unvested portion of the Option will not be exercisable on or after the Participant’s termination of Continuous Service.

2.2

Expiration. The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3.

Termination of Continuous Service.

3.1

Termination for Reasons Other Than Cause, Death, Disability. If the Participant’s Continuous Service is terminated for any reason other than Cause, death or Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the Expiration Date.

3.2

Termination for Cause. If the Participant’s Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.3

Termination due to Disability. If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the Expiration Date.

3.4

Termination due to Death. If the Participant’s Continuous Service terminates as a result of the Participant’s death, or the Participant dies within a period following termination of the Participant’s Continuous Service during which the vested portion of the Option remains exercisable, the vested portion of the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the Expiration Date.

3.5

Extension of Termination Date. If following the Participant’s termination of Continuous Service for any reason the exercise of the Option is prohibited because the exercise of the Option would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the expiration of the Option shall be tolled until the date that is thirty (30) days after the end of the period during which the exercise of the Option would be in violation of such registration or other securities requirements.

4.

Manner of Exercise.

4.1

Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement substantially in the form attached hereto as Appendix A and in such form as is approved by the Committee from time to time (the “Exercise Agreement”).

If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

4.2

Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either:

(a)

in cash or by certified or bank check at the time the Option is exercised;

(b)

by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares (a “Stock for Stock Exchange”);

(c)

through a “cashless exercise program” established with a broker;

(d)

by reducing the number of shares otherwise deliverable upon exercise of such Option by a number of shares with an aggregate Fair Market Value equal to the aggregate Exercise Price at the time of exercise;

(e)

by any combination of the foregoing methods; or

(f)

in any other form of legal consideration that may be acceptable to the Committee.

4.3

Withholding. Prior to the issuance of shares upon the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:

(a)

tendering a cash payment;

authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(b)

delivering to the Company previously owned and unencumbered shares of Common Stock.

The Company has the right to withhold from any compensation paid to a Participant.

4.4

Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the shares with the appropriate legends affixed thereto.

5.

No Right to Continued Employment; No Rights as Shareholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause. The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option prior to the date of exercise of the Option.

6.

Transferability. The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect. Notwithstanding, upon prior written request, the Option may be transferred to a Permitted Transferee upon written approval by the Committee at the Committee’s sole discretion.

7.

Change in Control; Acceleration of Vesting. In the event of a Change in Control, notwithstanding any provision of the Plan or this Agreement to the contrary, the Option shall become immediately vested and exercisable with respect to 100% of the shares subject to the Option. To the extent practicable, such acceleration of vesting and exercisability shall occur in a manner and at a time which allows the Director the ability to participate in the Change in Control with respect to the shares of Common Stock subject to the Option.

8.

Adjustments. The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by Section 11 of the Plan.

9.

Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

10.

Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11.

Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Chief Operating Officer of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12.

Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Nevada without regard to conflict of law principles.

13.

Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

14.

Options Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

15.

Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

16.

Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

17.

Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

18.

Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

19.

No Impact on Other Benefits. The value of the Participant’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

20.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

21.

Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LIGHTWAVE LOGIC, INC.
By: _____________________ Name: Title:

PARTICIPANT
_____________________ Name:

Appendix A

Exercise Agreement

Stock Option Exercise Agreement

This Stock Option Exercise Agreement (this “Exercise Agreement”) is made and entered into as of ______________ by and between Lightwave Logic, Inc., a Nevada corporation (the “Company”), and the Purchaser named below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lightwave Logic, Inc. 2016 Equity Incentive Plan (the “Plan”).

Purchaser Name: _______________________

Address: ______________________________

_____________________________________

_____________________________________

Social Security Number: __________________

Date: _________________________________

1.

Option. The Purchaser was granted an option (the “Option”) to purchase shares of Common Stock (“Shares”) under the Plan and the Stock Option Agreement between the Company and the Purchaser dated _______________ (“Stock Option Agreement”), as follows:

 Type of Option: Non-qualified Stock Option

 Grant Date: ___________________________________

 Number of Option Shares: ________________________

 Exercise Price per Share: _________________________

 Expiration Date: ________________________________

2.

Exercise of Option. The Purchaser hereby elects to exercise the Option to purchase ________ Shares, which are, or will be as of the exercise date, vested under the Stock Option Agreement.

 The total Exercise Price for all of the Shares being purchased is _____________ (total Shares being exercised times Exercise Price per Share).

3.

Payment of the Exercise Price; Delivery of Required Documents. The Purchaser encloses payment in full of the total Exercise Price for the Shares in the following form(s), as authorized by the Stock Option Agreement (check and complete as appropriate):

 ____ In cash (by certified or bank check) in the amount of $______, receipt of which is acknowledged by the Company.

 ____ By delivery of ____ previously acquired Shares duly endorsed for transfer to the Company.

 ____ Through a Stock for Stock Exchange (Contact Company COO).

 ____ By a broker-assisted cashless exercise (Contact Company COO).

 ____ By reduction in the number of Shares otherwise deliverable upon exercise by the number of Shares with a Fair Market Value equal to the total Exercise Price (Contact Company COO).

 The Purchaser will deliver any other documents that the Company requires.

4.

Tax Withholding. The Purchaser authorizes payroll withholding and will make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Purchaser may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the methods set forth in the Plan or Stock Option Agreement. The Purchaser understands that ownership of the Shares will not be transferred to the Purchaser until the total Exercise Price and all applicable withholding taxes have been paid.

5.

Tax Consequences. The Purchaser understands that there may be adverse federal or state tax consequences as a result of his or her purchase or disposition of the Shares. The Purchaser also acknowledges that he or she has been advised to consult with a tax advisor in connection with the purchase or disposition of the Shares. The Purchaser is not relying on the Company for tax advice.

6.

Compliance with Law. The issuance and transfer of the Shares will be subject to, and conditioned upon compliance by the Company and the Purchaser with, all applicable federal, state and local laws and regulations and all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

7.

Successors and Assigns; Binding Effect. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. This Exercise Agreement will be binding upon the Purchaser and the Purchaser’s heirs, executors, legal representatives, successors and assigns.

8.

Governing Law. This Exercise Agreement will be construed and interpreted in accordance with the laws of the State of Nevada without regard to conflict of law principles.

9.

Severability. The invalidity or unenforceability of any provision of this Exercise Agreement shall not affect the validity or enforceability of any other provision, and each provision of this Exercise Agreement shall be severable and enforceable to the extent permitted by law.

10.

Counterparts. This Exercise Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

11.

Notice. Any notice required to be delivered to the Company under this Exercise Agreement shall be in writing and addressed to the Chief Operating Officer of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Purchaser under this Exercise Agreement shall be in writing and addressed to the Purchaser at the Purchaser’s address as set forth above. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12.

Acknowledgement. The Purchaser understands that he or she is purchasing the Shares under the Plan and the Stock Option Agreement, copies of which the Purchaser has read and understands.

IN WITNESS WHEREOF, the parties have executed this Exercise Agreement as of the date first above written.

LIGHTWAVE LOGIC, INC.
By: _____________________ Name: Title:

PURCHASER
_____________________ Name: